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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported)     JANUARY 27, 2003
                                                    ---------------------------


                               SSP SOLUTIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                      000-26227               33-0757190
           --------                      ---------               ----------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



                17861 CARTWRIGHT ROAD, IRVINE, CALIFORNIA   92614
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              (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code         (949) 851-1085
                                                  ------------------------------



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         SSP Solutions, Inc. ("SSP") recently filled two vacancies on its board of directors. Effective January 27, 2003, Dr. Gregory J. Clark accepted an appointment to SSP's board of directors and became a member of SSP's Audit Committee. Also effective January 27, 2003, Mr. Ron R. Goldie accepted an appointment to SSP's board of directors and became Chairman of SSP's Audit Committee and a member of the Compensation Committee. Gregg Amber stepped down from SSP's Audit Committee but remains on SSP's board of directors.

         As a result of these changes, SSP's board of directors now consists of Marvin J. Winkler, Kris Shah, Gregg Amber, Joel Rubenstein, Dr. Clark and Mr. Goldie. SSP's Audit Committee now consists of Dr. Clark, Mr. Goldie and Mr. Rubenstein. SSP's Compensation Committee now consists of Mr. Amber, Mr. Goldie and Mr. Rubenstein.

         Dr. Clark has served as vice chairman of Knowledge Universe, a private company that operates, incubates and invests in companies in the technology, health and education industries, since January 2000. He has served as a director of Nextera Enterprises, Inc., a management consulting services company (Nasdaq-SCM: NXRA), since January 2000. From January 1998 to January 2000, Dr. Clark served as president and chief operating officer of Loral Space and Communications, LLC, a satellite communications company. From March 1994 to December 1998, Dr. Clark served as president of the News Technology Group, a division of News Corporation, and was responsible for the worldwide integration of technical strategies and operations in print, terrestrial and satellite television, film and online and Internet services. From 1988 to 1994, Dr. Clark served as director of science and technology for IBM in Australia. Dr. Clark holds a Ph.D. degree in Physics from Australian National University and a B.Sc. degree in Physics from University of Tasmania.

         Mr. Goldie has served domestically and internationally as both a senior business executive and an attorney with several large law firms, with Mr. Goldie specializing in financial transactions and managing the business law departments of those firms. From November 2001 to February 2002, Mr. Goldie was the Chief Financial Officer of ETC, plc, a London-based firm with operations in electronic payment processing and encryption, in addition to technology investments both in the United States and Europe. From October 2000 to September 2001, Mr. Goldie was the Chief Operating Officer of GlobalNetFinancial ((Nasdaq-NMS: GLBN) (LSE/AIM:GLFA)), an international dual-listed firm with holdings in numerous financial management firms in the United States and Europe. Upon returning from London in September 2001, Mr. Goldie formed the Law Offices of Ron R. Goldie to serve both domestic and European-based clients. Previously, Mr. Goldie served as a senior partner in various firms, including Mitchell Silberberg & Knupp from March 1999 to April 2001, Stroock & Stroock & Lavan from January 1998 to March 1999, Coudert Brothers from April 1997 to January 1998, and Jeffer Mangels Butler & Marmaro from 1990 to 1997. Mr. Goldie earned a B.A. degree in history and a J.D. degree from University of Southern California.

         Neither Dr. Clark nor Mr. Goldie has had any previous business relationship with SSP.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      EXHIBITS.

                  Exh. No. Description
                  -------- -----------

                  99.1 Press Release dated January 29, 2003 relating to appointment of Ron R. Goldie

                  99.2 Press Release dated January 29, 2003 relating to appointment of Gregory J. Clark



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 30, 2003              SSP SOLUTIONS, INC.

                                     By:  /s/ MARVIN J. WINKLER
                                          --------------------------------------
                                          Marvin J. Winkler, Co-Chief Executive
                                            Officer



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                         EXHIBITS FILED WITH THIS REPORT

 Exh. No.   Description
 --------   -----------

   99.1 Press Release dated January 29, 2003 Relating to Appointment of Ron R. Goldie

   99.2 Press Release dated January 29, 2003 Relating to Appointment of Gregory J. Clark